Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 1999
Current Due Period Ending                           Jul 31, 1999
Prior Distribution Date                             Jul 14, 1999
Distribution Date                                   Aug 13, 1999

Beginning Trust Principal Receivables           4,131,498,693.96
Average Principal Receivables                   4,130,593,246.88
FC&A Collections (Includes Recoveries)             63,953,339.31
Principal Collections                             126,063,460.22
Additional Balances                                54,118,984.50
Net Principal Collections                          71,944,475.72
Defaulted Amount                                   29,430,452.81
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,891,023.00

Beginning Participation Invested Amount           377,221,372.57
Beginning Participation Unpaid Principal          377,221,372.57
Balance
Ending Participation Invested Amount              367,963,431.30
Ending Participation Unpaid Principal Balance     367,963,431.30

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 377,221,372.57
Numerator for Fixed Allocation                    386,634,264.06
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Applicable Allocation Percentage                         9.1324%
Investor FC&A Collections                           5,840,460.44

Series Participation Interest Default Amount
Numerator for Floating Allocation                 377,221,372.57
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Floating Allocation Percentage                           9.1324%
Series Participation Interest Default Amount        2,687,700.08


Principal Allocation Components
Numerator for Floating Allocation                 377,221,372.57
Numerator for Fixed Allocation                    386,634,264.06
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.6623%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          377,221,372.57
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,043,282.43

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,257,941.27
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,570,241.19
or e]
(b) prior to Accelerated Amort. Date or not         6,570,241.19
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       9.1324%
(d) Net Principal Collections                      71,944,475.72
(e) after Accelerated Amort Date or Early Amort    11,799,867.54
Period, [f*g]
(f) Fixed Allocation Percentage                          9.3603%
(g) Collections of Principal
                                                  126,063,460.22

(h) Minimum Principal Amount, [Min(i,l)]            4,102,284.63
(i)  Floating Allocation Percentage of             11,512,591.21
Principal Collections
(j)  1.8% of the Series Participation Interest      6,789,984.71
Invested Amount
(k) Series Participation Interest Net Default       2,687,700.08
Payment Amount
(l)  the excess of (j) over (k)                     4,102,284.63

(m) Series Participation Interest Net Default       2,687,700.08
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,840,460.44
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,043,282.43
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,687,700.08
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  628,702.29
Excess [Sec. 4.11(a)(vi)]                             480,775.64

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1995-1  Owner

Trust Calculations
Due Period Ending     Jul 31, 1999

Payment Date          Aug 16, 1999



Calculation of

Interest Expense


Index (LIBOR)            5.180000%

Accrual end date,     Aug 16, 1999

accrual beginning
date and days in
Interest Period
                           Class A     Class B Certificate
Overcoll
                                                         s
Amount
Beginning Unpaid       188,530,137 139,571,908  13,202,748
35,916,579
Principal Balance
Previously unpaid             0.00        0.00        0.00

interest/yield
Spread to index              0.24%      0.625%       1.03%

Rate (capped at          5.420000%   5.805000%   6.210000%
13.0%, 15%, 16%)
Interest/Yield             908,296     720,191      72,879
Payable on the
Principal Balance
Interest on                      0           0           0
previously unpaid
interest/yield
Interest/Yield Due         908,296     720,191      72,879

Interest/Yield Paid
                           908,296     720,191      72,879

Summary



Beginning Security

Balance                188,530,137 139,571,908  13,202,748
35,916,579
Beginning Adjusted

Balance                188,530,137 139,571,908  13,202,748
Principal Paid

                         4,627,010   3,425,438     324,028
960,053
Ending Security

Balance                183,903,128 136,146,470  12,878,720
35,035,114
Ending Adjusted

Balance                183,903,128 136,146,470  12,878,720
Ending Certificate                                 3.5000%

Balance as %
Participation
Interest Invested
Amount
Targeted Balance       183,981,716 136,146,470  12,878,720

Minimum Adjusted                    61,666,667   5,833,333
15,833,333
Balance
Certificate Minimum                              11,150,764

Balance
Ending OC Amount as
35,035,114
Holdback Amount
Ending OC Amount as
0.01
Accelerated Prin Pmts


Beginning Net Charge          0.00        0.00        0.00
0.00
offs
Reversals                     0.00        0.00        0.00
0.00
Charge offs                   0.00        0.00        0.00
0.00
Ending Net Charge             0.00        0.00        0.00
0.00
Offs


Interest/Yield Paid     $1.2110617  $4.1823912  $2.4049357

per $1000
Principal Paid per      $6.1693462 $19.8926704 $10.6925799

$1000
Series 1995-1  Owner Trust Calculations
Due Period                                              July 1999
Payment Date                                         Aug 16, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         9,257,941.27
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           78,587.79

Series Participation Interest Monthly Interest       2,043,282.43

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              908,296.31
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              720,191.04
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          72,879.17
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         4,548,421.83
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          3,425,438.27
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        324,027.94
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            960,053.23
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               78,587.79


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              263,328.12
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        960,053.23
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total            78,587.79
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        881,465.44
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,250.54